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                              SCHEDULE 14A
                             (Rule 14a-101)

                INFORMATION REQUIRED IN PROXY STATEMENT
                        SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities
                          Exchange Act of 1934

Filed by the registrant (X)
Filed by a party other than the registrant ( )
Check the appropriate box:
( ) Preliminary proxy statement       ( ) Confidential, For Use of the
                                          Commission Only (as permitted
                                          by Rule 14a-6(e)(2))
(X) Definitive proxy statement
( ) Definitive additional materials
( ) Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             Tellabs, Inc.
            (Name of Registrant as Specified in Its Charter)

________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
(X) No fee required.
(1)	Title of each class of securities to which transaction applies:
    ____________________________________________________________________
(2)	Aggregate number of securities to which transaction applies:
    ____________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):
    ____________________________________________________________________
(4)	Proposed maximum aggregate value of transaction:
    ____________________________________________________________________
(5)	Total fee paid:
    ____________________________________________________________________
( ) Fee paid previously with preliminary materials:
    ____________________________________________________________________
( ) Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:
                                 - 0 -
    ____________________________________________________________________
(2) Form, schedule or registration statement no.:
                                DEF 14A
    ____________________________________________________________________
(3) Filing party:
                             Tellabs, Inc.
    ____________________________________________________________________
(4) Date filed:
                             March 16, 1998
    ____________________________________________________________________

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------------------------------------------------------------------------
Tellabs, Inc., 4951 Indiana Avenue, Lisle, Illinois 60532-1698
------------------------------------------------------------------------
------------------------------------------------------------------------
Notice of Annual Meeting of Stockholders
------------------------------------------------------------------------
To Be Held April 15, 1998
------------------------------------------------------------------------

    The Annual Meeting of Stockholders of Tellabs, Inc., a Delaware corporation, will be held on Wednesday, April 15, 1998, at 2 p.m. local time, in the Grand Ballroom of the Holiday Inn Naperville, 1801 Naper Boulevard, Naperville, Illinois 60563, for the following purposes:

1. To elect two directors to serve until the 2001 Annual Meeting of Stockholders;

2.  To approve the 1998 Stock Option Plan; and

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on February 16, 1998, as the record date for the meeting, and only stockholders of record at that time are entitled to notice of and to vote at the meeting.

    All stockholders are cordially invited to attend the meeting.
Whether or not you expect to attend the meeting, please fill in, date and sign the accompanying proxy and mail it promptly in the enclosed envelope.

By Order of the Board of Directors,

Carol Coghlan Gavin
Secretary

March 16, 1998

Tellabs, Inc., 4951 Indiana Avenue, Lisle, Illinois 60532-1698

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------------------------------------------------------------------------
Proxy Statement
------------------------------------------------------------------------

Tellabs, Inc.
4951 Indiana Avenue
Lisle, Illinois 60532-1698

    The enclosed proxy is solicited by the Board of Directors of Tellabs, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held at 2 p.m. on Wednesday, April 15, 1998.

    Only stockholders of record as of the close of business on February 16, 1998, will be entitled to notice of and to vote at the meeting. At the close of business on that date, the Company had 181,771,682 shares of common stock outstanding.

    Stockholders are entitled to one vote for each share held. Any proxy given may be revoked by a stockholder at any time before it is voted by filing a written revocation notice with the Secretary of the Company or by duly executing a proxy bearing a later date. Proxies may also be revoked by any stockholder present at the meeting who expresses a desire to vote his or her shares in person. Subject to any such revocation, all shares represented by properly executed proxies that are received prior to the meeting will be voted in accordance with the directions on the proxy. If no direction is made, the proxy will be voted (i) FOR the election of directors; and (ii) FOR the approval of the 1998 Stock Option Plan.

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    Votes cast in person or by proxy at the Annual Meeting of
Stockholders will be tabulated by the inspectors of election appointed for the meeting who will determine whether a quorum, a majority of the shares entitled to be voted, is present. Abstentions will be treated as shares present and entitled to vote for purposes of determining whether a quorum is present, but not voted for purposes of the election of directors and the other proposal. If a proxy returned by a broker indicates that the broker does not have discretionary authority to vote some or all of the shares covered thereby with respect to the election of directors or with respect to the other proposal and does not otherwise authorize the voting of such shares, such shares, or "non-votes," will be considered to be present for the purpose of determining whether a quorum is present, but will not be considered to be present and entitled to vote with respect to the election of directors or the other proposal. Assuming a quorum is present, the favorable vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be necessary for a nominee to be elected as a director; abstentions and shares for which authority to vote is not given will thus have no effect on the election of directors. Shares cannot be voted for more than two nominees; there is no right to cumulative voting. Approval of the 1998 Stock Option Plan requires the favorable vote of a majority of the shares present and entitled to vote at the meeting; therefore, abstentions will be taken into account as if such shares were voted against the proposal, but non-votes will have no effect on the proposal.

    A separate notice of annual meeting of stockholders, proxy statement and proxy will be provided to each participant in the Tellabs Advantage Program (the "Program"). Pursuant to the Program, each participant is a "named fiduciary" entitled to direct the trustee with respect to voting of the shares of common stock allocated to the participant's accounts and with respect to a proportion of the shares allocated to accounts of participants who do not return voting instructions to the trustee. Subject to its fiduciary duties, the trustee will vote allocated shares in accordance with the instructions received, and will vote shares with respect to which no instructions are received in the same proportions as the shares with respect to which instructions are received. Program participants should return the proxy as provided therein. Pursuant to the Program, the trustee will not disclose the directions set forth on the proxy to the Company or its directors or officers, except as may otherwise be required by law.

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    A copy of the Annual Report of the Company for the fiscal year ended
January 2, 1998, accompanies this proxy statement. The approximate date on which this proxy statement and the accompanying form of proxy are first being sent to stockholders is March 16, 1998.

------------------------------------------------------------------------
Election of Directors
------------------------------------------------------------------------

    The Company has three classes of directors, with staggered terms, with the members of each class serving a three-year term. At this Annual Meeting, the terms of the Class III directors will expire.

    The two nominees for Class III director are Michael J. Birck and Frederick A. Krehbiel. Each of the nominees is currently a Class III director of the Company. These persons have been nominated for election to three-year terms expiring in 2001 or until their successors are elected and qualified. Unless otherwise instructed by the stockholder, it is intended that the shares represented by the enclosed proxy will be voted for the nominees named below, each of whom has been selected by the Board of Directors. Class I and Class II directors will continue in office for the remainder of their terms.

    Management is not aware of any other proposed nominees for directors. Although management anticipates that both of the nominees will be able to serve, if either nominee is unable to serve at the time of the meeting, the proxy will be voted for a substitute nominee chosen by management.

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
------------------------------------------------------------------------------------------------
                                        Principal Occupation or Employment              Director
Name                              Age   for Past Five Years                             Since
------------------------------------------------------------------------------------------------
Nominees for Election Whose Terms Will Expire in 2001

Michael J. Birck                  60    President and Chief Executive Officer,          1975
                                        Tellabs, Inc.

Frederick A. Krehbiel             56    Chief Executive Officer, since 1988,            1985
                                        Vice Chairman, 1988-1993, Chairman of
                                        the Board, since 1993, Molex Incorporated
                                        (electrical components manufacturer)

Class I Directors Continuing in Office Until 1999

Brian J. Jackman                  56    President, since 1993, Tellabs Operations,      1993
                                        Inc.; Executive Vice President, since 1990,
                                        Tellabs, Inc.

Stephanie Pace Marshall, Ph.D.    52    President, since 1986, Illinois Mathematics     1996
                                        and Science Academy

William F. Souders                69    Chairman and Chief Executive Officer            1990
                                        (retired), Emery Air Freight Corporation
                                        (air freight carrier); formerly Executive
                                        Vice President, Xerox Corporation (business
                                        machines and systems)

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Class II Directors Continuing in Office Until 2000

John D. Foulkes, Ph.D.            73    Director of Engineering Studies (retired),      1988
                                        University of Puget Sound; Professor
                                        (retired), University of Washington

Peter A. Guglielmi                55    Executive Vice President and Chief Financial    1993
                                        Officer, since 1990, Secretary, 1988-1993,
                                        Treasurer, since 1988, Tellabs, Inc.;
                                        President, 1993-1997, Tellabs
                                        International, Inc.

Jan H. Suwinski                   56    Professor of Strategy and Operations            1997
                                        Management, The Johnson School of Cornell
                                        University, since 1996; Executive Vice
                                        President (retired), Opto-Electronics
                                        Group, Corning Incorporated (optical fiber
                                        and cable manufacturer); Chairman (retired),
                                        Siecor Corporation (optical cable and
                                        hardware manufacturer)
------------------------------------------------------------------------------------------------

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    Mr. Birck is a director of USF&G Corporation, Molex Incorporated and
Illinois Tool Works Inc. Mr. Krehbiel is a director of Molex Incorporated, Northern Trust Corporation, Nalco Chemical Company and DeVry Inc. Mr. Foulkes is a director of Dantel, Inc. Mr. Guglielmi is a director of The Cherry Corporation and Internet Communications Corporation. Mr. Jackman is a director of Spyglass, Inc. No director has any family relationship with any other director.

    The Board of Directors has a standing Audit and Ethics Committee, the members of which are Messrs. Krehbiel and Souders. The Audit and Ethics Committee is responsible for reviewing the auditor's examination and reporting to the Board with respect thereto and for overseeing the execution of corporate financial and ethical responsibilities and risk management programs. In addition, the Board has a standing Compensation Committee, the members of which are Messrs. Foulkes, Souders and Suwinski and Ms. Marshall. The Compensation Committee is responsible for determining compensation for the executive officers of the Company and for administering the Company's stock option plans. During 1997, four meetings of the Board of Directors, two meetings of the Audit and Ethics Committee and four meetings of the Compensation Committee were held. Each of the directors attended at least 75 percent of the aggregate of the total number of Board meetings and the meetings of the committees on which such director served during 1997.

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------------------------------------------------------------------------
Security Ownership of Management and Certain Other Beneficial Owners
------------------------------------------------------------------------

    The table below sets forth certain information as of February 16, 1998, with respect to each person known by the Company to be the beneficial owner of more than 5 percent of its outstanding shares of common stock, each director, each nominee for director, each Named Executive Officer (as hereinafter defined), and all current executive officers and directors as a group.

------------------------------------------------------------------------
                                          Beneficial         Amount of
Name                                      Ownership          Percent (1)
------------------------------------------------------------------------
Michael J. Birck                          19,831,614  (2)      10.5%
Putnam Investments, Inc.                  10,912,543  (3)       5.8%
American Express Company                   9,894,657  (4)       5.3%
Peter A. Guglielmi                           527,046  (5)        *
Brian J. Jackman                             429,927  (6)        *
Richard T. Taylor                             89,275  (7)        *
Frederick A. Krehbiel                         77,000  (8)        *
William F. Souders                            66,000  (9)        *
John D. Foulkes, Ph.D.                        32,000 (10)        *
Stephanie Pace Marshall, Ph.D.                19,334 (11)        *
John E. Vaughan                               10,000 (12)        *
Jan H. Suwinski                                4,334 (13)        *
All current executive officers            23,732,163 (14)      12.6%
and directors as a group (17 persons)
------------------------------------------------------------------------

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(1)  Based on 181,771,682 shares of common stock outstanding as of
     February 16, 1998, and 6,380,489 shares that may be acquired under stock options exercisable within 60 days of such date.

(2) Includes 584,000 shares held by Mr. Birck's spouse. Mr. Birck disclaims beneficial ownership of such shares. Also includes 12,500,000 shares held by Oak Street Investments, L.P., a family limited partnership of which Mr. Birck is a general partner.
     The address of Mr. Birck is 4951 Indiana Avenue, Lisle, Illinois
     60532-1698.

(3) Putnam Investments, Inc., a wholly owned subsidiary of Marsh & McLennan Companies, Inc., has shared voting power with respect to 1,370,334 shares and shared dispositive power with respect to 10,912,543 shares. Putnam Investments, Inc. is the parent holding company to two investment advisors: Putnam Investment Management, Inc., which has shared dispositive power with respect to 8,787,418 shares, and The Putnam Advisory Company, Inc., which has shared voting power with respect to 1,370,334 shares and shared dispositive power with respect to 2,125,125 shares. Marsh & McLennan Companies, Inc. has no voting or dispositive power with respect to the shares. The address of Putnam Investments, Inc. is One Post Office Square, Boston, Massachusetts 02109.

(4) American Express Company, a parent holding company, and its subsidiary, American Express Financial Corporation, an investment advisor, have shared voting power with respect to 4,069,207 shares and shared dispositive power with respect to 9,894,657 shares. American Express Company disclaims beneficial ownership of such shares. The address of American Express Company is American Express Tower, 200 Vesey Street, New York, New York 10285.

(5) Includes 428,000 shares that Mr. Guglielmi has rights to acquire under currently exercisable stock options.

(6) Includes 190 shares held by Mr. Jackman's daughter. Mr. Jackman disclaims beneficial ownership of such shares. Also includes 390,000 shares that Mr. Jackman has rights to acquire under currently exercisable stock options.

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(7)  Includes 85,000 shares that Mr. Taylor has rights to acquire under currently exercisable stock options.

(8) Includes 1,000 shares held by Mr. Krehbiel's sons. Mr. Krehbiel disclaims beneficial ownership of such shares. Also includes 30,000 shares that Mr. Krehbiel has rights to acquire under currently exercisable stock options.

(9) Includes 54,000 shares that Mr. Souders has rights to acquire under currently exercisable stock options.

(10) Includes 4,000 shares held by Mr. Foulkes as trustee of a trust for the benefit of his minor grandchildren. Mr. Foulkes disclaims beneficial ownership of such shares. Also includes 18,000 shares that Mr. Foulkes has rights to acquire under currently exercisable stock options.

(11) Includes 13,334 shares that Ms. Marshall has rights to acquire under currently exercisable stock options.

(12) Includes 10,000 shares issuable to Mr. Vaughan under a restricted stock award made at the time Mr. Vaughan joined the Company. Mr. Vaughan will not have voting or dispositive power over such shares until earned.

(13) Includes 3,334 shares that Mr. Suwinski has rights to acquire under stock options either currently exercisable or exercisable within 60 days of February 16, 1998.

(14) Includes 589,190 shares of which Messrs. Birck, Jackman, Krehbiel and Foulkes disclaim beneficial ownership, as noted above. Also includes 1,781,700 shares that certain officers have rights to acquire under currently exercisable stock options and 118,668 shares that certain outside directors have rights to acquire under stock options currently exercisable or exercisable within 60 days of February 16, 1998.

*   Less than 1%

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------------------------------------------------------------------------
Executive Compensation
------------------------------------------------------------------------

    The table below sets forth certain information for fiscal years 1997, 1996 and 1995 with respect to the annual and other compensation paid by the Company to (i) the chief executive officer; and (ii) the other four executive officers of the Company who were most highly compensated in fiscal year 1997 (collectively, the "Named Executive Officers") for services in all capacities to the Company and its subsidiaries.

-----------------------------------------------------------------------------------------------------------------
Summary Compensation Table
-----------------------------------------------------------------------------------------------------------------
                                                                             Long Term Compensation
                                        Annual Compensation                          Awards
-----------------------------------------------------------------------------------------------------------------
Name                                                            Other       Restricted    Securities
and                                                             Annual      Stock         Underlying    All Other
Principal                                                       Compen-     Awards        Options/      Compen-
Position                        Year    Salary      Bonus       sation(1)   ($)(2)        SARs#(3)      sation(1)
-----------------------------------------------------------------------------------------------------------------

Michael J. Birck                1997    $392,548    $175,000    $11,823            0              0     $163,981
President                       ----
and Chief Executive Officer,    1996    $366,700    $195,000    $11,031            0              0     $149,071
Tellabs, Inc.                   ----
                                1995    $341,354    $150,000    $18,621            0              0     $129,351


Brian J. Jackman                1997    $270,058    $130,000     $8,785            0         20,000      $78,184
President,                      ----
Tellabs Operations, Inc.        1996    $252,347    $135,000    $11,138            0         40,000      $67,194
                                ----
                                1995    $234,808    $110,000    $13,519            0         40,000      $54,970

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Peter A. Guglielmi              1997    $270,058    $100,000     $9,863            0         20,000      $83,983
Chief Financial Officer,        ----
Tellabs, Inc.                   1996    $252,347    $135,000     $8,010            0         40,000      $74,688
                                ----
                                1995    $234,808    $100,000    $12,797            0         40,000      $44,583


John E. Vaughan                 1997    $163,462    $100,000       $808     $410,000        100,000      $14,595
President
Tellabs International, Inc.


Richard T. Taylor               1997    $171,173     $75,000     $2,385            0         15,000      $31,545
Senior Vice President           ----
and General Manager,            1996    $156,924     $76,000     $2,276            0         20,000      $24,659
Digital Systems Division,       ----
Tellabs Operations, Inc.        1995    $141,153     $60,000     $3,723            0         20,000      $20,512
-----------------------------------------------------------------------------------------------------------------

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(1) Amounts of Other Annual Compensation are amounts paid as reimbursement to the Named Executive Officers for taxes paid on certain medical and life insurance benefits. All Other Compensation for 1997 includes amounts accrued as preferential above-market interest on deferred compensation, contributions to the deferred compensation plan to provide benefits in excess of applicable tax law limitations, premiums paid for life insurance policies owned by the Named Executive Officers, matching contributions under the Company's Profit Sharing and Savings Plan, and contributions under the Company's Retirement Plan in the respective amounts of $51,765, $22,541, $20,294, $4,803 and $8,000 for Mr. Birck; $38,890, $12,664,
    $13,830, $4,800 and $8,000 for Mr. Jackman; $54,213, $6,305,
    $10,665, $4,800 and $8,000 for Mr. Guglielmi; $13,669, $0, $926, $0
    and $0 for Mr. Vaughan; and $14,077, $0, $6,063, $4,502, and $6,903
    for Mr. Taylor. All Other Compensation for 1997 for Mr. Birck also includes $56,578, which represents the present value to Mr. Birck of premiums paid by the Company with respect to a split dollar life insurance arrangement between the Company and Mr. Birck. The present value was calculated as an interest-free loan of the whole life portion of the premium over the maturation of the policy. Mr. Birck pays the term portion of the premium.

(2) As a portion of his employment offer, 10,000 shares of restricted stock were awarded to Mr. Vaughan and the award amount listed above is based on the closing price of $41.00 on May 1, 1997 (the date of grant). One-half of the shares will vest on each of the first and second year anniversaries of the grant provided Mr. Vaughan remains employed by the Company on such dates. The value of such shares at the end of the Company's fiscal year (based on the closing price of $54.75 on January 2, 1998) was $547,500.

(3) Figures for the year 1996 reflect the effect of the 2-for-1 stock split in the form of a stock dividend effective November 15, 1996. Figures for the year 1995 reflect the effect of the 2-for-1 stock splits in the form of stock dividends effective November 15, 1996 and May 19, 1995.

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    The table below sets forth certain information with respect to stock options granted during fiscal 1997 to the Named Executive Officers under the Company's employee stock option plans.

--------------------------------------------------------------------------------------------------------
Option/SAR Grants in Last Fiscal Year
--------------------------------------------------------------------------------------------------------
                                                                                Potential Realizable
                                                                                Value at Assumed
                                                                                Annual Rates of Stock
                                                                                Price Appreciation for
                                      Individual Grants(1)                      Option Term(2)
--------------------------------------------------------------------------------------------------------
                                 # of Total
                                 Options/
                                 SARs
                      Options    Granted to        Exercise or
                      Granted    Employees         Base Price     Expiration
Name                    (#)      in Fiscal Year    ($/Shares)     Date          5%($)         10%($)
--------------------------------------------------------------------------------------------------------
Michael J. Birck            0    N/A               N/A            N/A           N/A           N/A

Brian J. Jackman       20,000    1.1%              $50.50         10/24/07        $636,300    $1,605,900

Peter A. Guglielmi     20,000    1.1%              $50.50         10/24/07        $636,300    $1,605,900

John E. Vaughan       100,000    5.5%              $41.00          5/01/07      $2,583,000    $6,519,000

Richard T. Taylor      15,000    0.8%              $50.50         10/24/07        $477,225    $1,204,425
--------------------------------------------------------------------------------------------------------

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(1) All options reported were granted on October 24, 1997 (except Mr.
    Vaughan's options, which were granted on May 1, 1997) and become exercisable in cumulative annual installments of 25 percent of the shares covered thereby on each of the first, second, third and fourth anniversaries of the grant date. No stock appreciation rights (SARs) were granted to the Named Executive Officers during fiscal 1997.

(2) The amounts set forth represent the value that would be received by the Named Executive Officer upon exercise of the option on the day before the expiration date of the option based upon assumed annual growth rates in the market value of the Company's common stock of 5 percent and 10 percent, rates prescribed by applicable Securities and Exchange Commission rules. Actual gains, if any, on stock option exercises are dependent on the future performance of the Company's common stock and other factors such as the general condition of the stock markets and the timing of the exercise of the options. The Company did not use an alternative formula for a potential realizable value as the Company is not aware of any formula that will determine with reasonable accuracy a present value based on future unknown or volatile factors.

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    The table below sets forth certain information with respect to options and SARs exercised by the Named Executive Officers during fiscal 1997 and with respect to options and SARs held by the Named Executive Officers at the end of fiscal 1997.

--------------------------------------------------------------------------
Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Value
----------------------------------------------------------------------------------------------------------------------------
                                                                Number of Securities            Value of Unexercised
                                                                Underlying Unexercised          In-the-Money
                                                                Options/SARs at                 Options/SARs at
                                                                FY-End (#)                      FY-End ($)(1)

                      Number of Securities
                      Underlying Options/     Value Realized
Name                  SARs Exercised (#)      ($)               Exercisable    Unexercisable    Exercisable    Unexercisable
----------------------------------------------------------------------------------------------------------------------------
Michael J. Birck            0                         $0              0              0                   $0            $0

Brian J. Jackman       80,000                 $4,146,816        390,000         70,000          $19,626,240    $1,630,000

Peter A. Guglielmi    142,500                 $6,464,893        428,000         70,000          $21,961,649    $1,630,000

John E. Vaughan             0                         $0              0        100,000                   $0    $1,375,000

Richard T. Taylor      55,000                 $2,678,092         85,000         40,000           $4,110,625      $836,250
----------------------------------------------------------------------------------------------------------------------------

(1) The value of unexercised options at the end of fiscal 1997 is based on the closing price of $54.75 reported on the Nasdaq
    National Market System on January 2, 1998, the last trading day of fiscal 1997.

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------------------------------------------------------------------------
Employment Agreements
------------------------------------------------------------------------

    The Company has entered into Employment Agreements (the "Agreements") with each of the Named Executive Officers. The Agreements with Messrs. Birck, Jackman, Guglielmi and Taylor become effective upon the occurrence of a change in control of the Company (as defined in the Agreements). The Agreements provide for (i) an employment term of three years, in the event of a change in control not approved in advance by the Board of Directors, or one year, in the event of a change in control approved in advance by the Board of Directors, in either case commencing on the date of the change in control; and (ii) compensation, including annual salary, incentive bonuses and employee benefits, no less favorable than those in effect on such date. In addition, if an individual's employment is terminated within such employment term, he will be entitled to receive (i) a lump sum cash payment equal to the sum of salary payments for 36 months (or 12 months, if the change in control is approved in advance by the Board of Directors) plus a pro rata share of the estimated amount of any target bonus which would have been payable for the bonus period that includes the termination date; (ii) an amount equal to 36 months (or 12 months, if the change in control is approved in advance by the Board of Directors) of bonus at the greater of (A) the monthly rate of the target bonus payment for the bonus period immediately prior to his termination date, or (B) the estimated amount of the target bonus for the period which includes his termination date; and (iii) the value of the incentive compensation, if any, to which he would have been entitled had he remained in the employ of the Company for 36 calendar months (or 12 months, if the change in control is approved in advance by the Board of Directors). In addition, the Company will be obligated to continue to maintain the individual's employee benefits for such 36-month period (or 12-month period, if the change in control is approved in advance by the Board of Directors) and to pay to the individual the amount of any excise taxes, together with the additional income tax related thereto, imposed upon the payments and benefits provided under the Agreements.

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    The Agreement with Mr. Vaughan becomes effective upon the
termination of Mr. Vaughan's employment other than "for cause," as defined in the Agreement, at any time before May 1, 2001. Upon such termination the Company agrees (i) to immediately vest the stock options granted to him on May 1, 1997; (ii) to immediately vest the restricted shares granted to him on May 1, 1997; and (iii) to continue his then-current salary for one year beyond his termination date. In exchange for the foregoing Agreement, Mr. Vaughan, for a period of two years after termination, agrees (i) to comply with the Company's confidentiality and patent agreements; (ii) not to compete with the Company by accepting employment with a direct competitor of the Company in the provisioning of networking and/or transport equipment to service providers or end users of such equipment; and (iii) not to solicit, induce or attempt to persuade any supplier, distributor, client, customer or employee of the Company or any of its affiliates to terminate or breach its, his or her relationship with the Company or any of its affiliates.

------------------------------------------------------------------------
Director Compensation
------------------------------------------------------------------------

    Each director who is not an officer of the Company was paid an annual retainer of $15,000 plus a fee of $1,500 and expenses for each Board of Directors meeting attended during 1997. No fees are paid for attendance at Audit and Ethics Committee or Compensation Committee meetings.

    The Company's 1987 Stock Option Plan for Non-Employee Corporate Directors (the "1987 Plan") provides for the non-discretionary grant of options to non-employee directors of the Company. The 1987 Plan provides that each non-employee director, on the date such person becomes a non-employee director, will be granted options to purchase 10,000 shares of the Company's stock and, provided such person is still serving as a non-employee director, automatically will be granted options to purchase 6,000 additional shares each year thereafter on the anniversary of the last day of the month in which the initial options were granted.

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    The options for the initial 10,000 shares become exercisable in cumulative annual installments equal to one-third of the total number of shares covered. Annual options granted on the anniversaries of the initial grants become exercisable in full six months from the date of grant.

    Options granted under the 1987 Plan may not be assigned and, during the lifetime of the director, may be exercised only by him or her. If a director ceases to be a director of the Company for any reason other than death or disability, the option may be exercised, subject to the expiration date of the option, for three months after such termination, but only to the extent it was exercisable on the date of termination.
If a directorship is terminated because of death or disability, the option may be exercised subject to the expiration date of the option, for up to one year after such termination, but only to the extent it was exercisable on the date of death or disability.

------------------------------------------------------------------------
Section 16(a) Beneficial Ownership Reporting Compliance
------------------------------------------------------------------------

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's officers and directors and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. During 1997, all such persons filed on a timely basis all reports required by Section 16(a) of the Exchange Act during the most recent fiscal year, however, one report filed on behalf of Mr. Guglielmi and one report filed on behalf of Mr. John C. Kohler were filed late during 1997. Each report related to a stock option transaction.

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------------------------------------------------------------------------
Compensation Committee Interlocks and Insider Participation
------------------------------------------------------------------------

    All decisions regarding the compensation of the executive officers were made by the Compensation Committee of the Board of Directors, which is composed entirely of non-employee, independent members of the Board of Directors. Although Mr. Birck made recommendations to the Committee with regard to the compensation of the other executive officers, including the other Named Executive Officers, he did not participate in the Committee's deliberations with respect to his own compensation.

------------------------------------------------------------------------
Compensation Committee Report on Executive Compensation
------------------------------------------------------------------------

    The Compensation Committee of the Board of Directors has furnished the following report on executive compensation:

    The Compensation Committee follows a compensation philosophy that utilizes as a significant determinant the financial performance of the Company, along with the achievement of non-financial corporate objectives and the individual performance of the executive officers. By doing so, it is the belief of the Compensation Committee that the Company's management will focus on meeting both financial and non-financial corporate goals that, in turn, should enhance stockholder value. The Company's compensation package for executive officers is a combination of base annual compensation, in the form of salary and other benefits, annual incentives in the form of fiscal year-end bonuses, and long-term compensation consisting of options and SARs awarded under the Company's stock option plans.

    In determining base salaries for the executive officers, including the Named Executive Officers, for 1997, the Compensation Committee considered the performance of each executive officer and the Company during the preceding fiscal year, such executive officer's salary history and, to a lesser extent, market survey data for comparable positions. Mr. Birck's 1997 base salary was set based upon a consideration of the same factors.

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    The 1997 annual bonus plan was structured based upon the
accomplishment of specific financial and non-financial objectives. These objectives applied to all executive officers. Achievement of the financial objectives was a prerequisite to the funding of a bonus pool. If those financial objectives were met, each of the non-financial objectives would be considered for the individual bonus amounts. Individual performance and overachievement of the financial objectives were considered in determining whether bonuses in excess of the target would be granted.

    For 1997, individual pay-outs for executive officers, including the Named Executive Officers, were targeted at 30 percent of annual salary and were contingent on achievement of both the financial and non-financial objectives. The financial objectives included targets for revenue, gross margin, net earnings after taxes and earnings per share. The non-financial objectives related to making significant progress in the areas of (i) customer satisfaction; (ii) product strategy; and (iii) management of globalization initiatives.

    During 1997, all of the financial objectives were exceeded, and the non-financial objectives were achieved. Based upon these successes, the Compensation Committee awarded bonuses in excess of 30 percent to each of the Named Executive Officers, including Mr. Birck.

    The final piece of the compensation package for executive officers is awards under the Company's stock option plans. In general, the Company has used stock options and SARs as an integral part of its compensation program for executive officers and for employees throughout the Company with a view toward giving the executive officers and employees a stake in the Company's future and compensation opportunities directly aligned with the creation of stockholder value. The Compensation Committee granted options to each of the executive officers, including the Named Executive Officers other than Mr. Birck, during fiscal 1997 in furtherance of this long-standing philosophy. The number of options granted to each executive officer reflects the Compensation Committee's assessment of the particular officer's level of responsibility. In light of Mr. Birck's personal holdings of Company stock, the award of options or SARs was not deemed necessary by the Compensation Committee in order to provide the incentives fostered by grants to the other executive officers.

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    The Compensation Committee has adopted guidelines to encourage outright share ownership by the executive officers, including the Named Executive Officers. The Compensation Committee considered whether each executive officer, including the Named Executive Officers, had met those guidelines in deciding whether to grant additional stock options to such officer.

    The Compensation Committee does not believe that the provisions of Code Section 162(m) relating to the deductibility of compensation paid to the Named Executive Officers will limit the deductibility of such compensation expected to be paid by the Company. The Compensation Committee will continue to evaluate the impact of such provisions and take such actions as it deems appropriate.

March 16, 1998	John D. Foulkes, Ph.D.,
                Stephanie Pace Marshall, Ph.D.,
                William F. Souders and
                Jan H. Suwinski

                Members of the Compensation
                Committee as of January 2, 1998.

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------------------------------------------------------------------------
Performance Graph
------------------------------------------------------------------------

    The graph below sets forth a comparison of the yearly change in the cumulative total stockholder return on the Company's common stock against the cumulative total return of the Nasdaq/NMS Market Index, a broad-based market index, and the Dow Jones Communications Technology Group, a peer group of common stocks of 249 communications technology manufacturers, for the five-year period beginning January 1, 1993.


             A FIVE-YEAR CUMULATIVE TOTAL RETURN COMPARISON

                     (STOCK PERFORMANCE IN DOLLARS)
------------------------------------------------------------------------------
Company                1992    1993      1994      1995      1996      1997
------------------------------------------------------------------------------
Tellabs, Inc.          100     286.21    675.4     896.49    1914.3    2653.13

Peer Group Index       100     140.03    149.01    194.61     244.41    292.25

NASDAQ Market Index    100     119.95    125.94    163.35     202.99    248.3
------------------------------------------------------------------------------
    Assumes $100 invested on January 1, 1993, dividends reinvested, fiscal year ended January 2, 1998

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------------------------------------------------------------------------
Approval of the 1998 Stock Option Plan
------------------------------------------------------------------------
------------------------------------------------------------------------
Background And Purpose
------------------------------------------------------------------------

    Due to the limited number of shares remaining under the Company's 1984, 1986, 1989, 1991 and 1994 Stock Option Plans for option grants to Company employees, the Board of Directors of the Company adopted on January 21, 1998, subject to stockholder approval, the 1998 Stock Option Plan (the "1998 Plan"). The purpose of the 1998 Plan is to enable the Company to offer to certain present and future executives and other employees stock-based incentives in the Company, thereby giving them a stake in the growth and prosperity of the Company and encouraging the continuance of their services with the Company. The 1998 Plan provides for the grant to employees of incentive or non-qualified options (individually or collectively referred to herein as "options") and stock appreciation rights ("SARs"). The Board believes it is in the Company's and its stockholders' best interests to provide to key employees an opportunity to participate in the appreciation and value of the Company's common stock. The following summary of the 1998 Plan is qualified in its entirety by the full text of the 1998 Plan. Any stockholder of the Company that wishes to obtain a full text copy of the 1998 Plan, may do so upon written request to the Company's Secretary at the Company's headquarters, 4951 Indiana Avenue, Lisle, Illinois 60532-1698.

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------------------------------------------------------------------------
Eligibility and Administration
------------------------------------------------------------------------

    All employees of the Company and its subsidiaries, including officers and directors who are employees, (or in the Compensation Committee's discretion, individuals who have accepted employment, but have not commenced employment) are eligible to receive options and SARs granted under the 1998 Plan ("Awards"). As of February 16, 1998, there were 4,037 employees, all of whom are eligible to participate in the 1998 Plan. Under the 1998 Plan, the maximum number of option and/or SAR Awards that may be granted to an individual in any fiscal year is 100,000 (250,000, in the case of an individual's first fiscal year of employment). The 1998 Plan authorizes the granting of option Awards with respect to up to 8,000,000 shares of common stock and Awards for up to 1,000,000 SARs. The shares subject to the options will be made available from authorized but unissued shares, or from shares held or acquired as treasury shares. To date, no options or SARs have been granted under the 1998 Plan.

    The 1998 Plan is administered by the Compensation Committee of the Board of Directors of the Company comprised entirely of disinterested outside directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and Rule 16b-3 of the Exchange Act. The Compensation Committee has full authority to grant Awards under the 1998 Plan, to establish the terms of the agreements evidencing such Awards and to take all other actions deemed appropriate for the administration of the 1998 Plan.

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------------------------------------------------------------------------
Options and SARs
------------------------------------------------------------------------

    Incentive and non-qualified stock options and SARs (either freestanding or in conjunction with an option either at the time of grant or at any time thereafter during the term of the option) are available for grant by the Compensation Committee.

    Under the Code, incentive stock options will be treated as non-qualified options to the extent that the aggregate fair market value of the underlying shares (determined at the time the options are granted) with respect to which incentive stock options are exercisable for the first time by an individual during a calendar year (whether as a result of acceleration of exercisability or otherwise) exceeds $100,000.

------------------------------------------------------------------------
Terms and Conditions of Options and SARs
------------------------------------------------------------------------

    Unless the agreement evidencing an Award expressly provides otherwise, Awards for options or SARs granted under the 1998 Plan become exercisable in cumulative annual installments of 25 percent of the total number of shares covered thereby on each of the first, second, third and fourth anniversaries of the date of the grant. No option or SAR may be exercised later than 10 years from the date of the grant. The option price per share, and the SAR exercise price, shall not be less than the fair market value per share of the common stock of the Company on the date of grant. The Company reserves the right to deduct or withhold, or require a participant to remit to the Company, any withholding tax obligation. Alternatively, the participant may elect, with the Compensation Committee's consent, to have withheld from the number of shares to be issued that number of shares the fair market value of which equals the amount of withholding tax.

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    Payment for shares purchased upon the exercise of an option shall be payable to the Company in full (i) in cash or its equivalent; (ii) in previously-acquired shares of the outstanding common stock of the Company; (iii) by any other means which the Compensation Committee determines to be consistent with the 1998 Plan's purpose and applicable law; or (iv) by a combination of (i), (ii) and/or (iii). Options and SARs granted under the 1998 Plan may not be assigned and, during the lifetime of the participant, may be exercised only by him or her, provided that the Compensation Committee, in its discretion, may grant limited transferability of options to or for the benefit of a participant's immediate family members. Each participant may designate a beneficiary under the 1998 Plan to receive benefits and/or exercise Awards in case of such participant's death prior to receiving any or all of such benefits or exercising any or all of such Awards. If a participant ceases to be employed by the Company or any one of its subsidiaries for any reason other than death or disability, any options or SARs may be exercised, subject to the expiration date of the option or SAR, for three months after such termination, but only to the extent it was exercisable on the date of termination. If employment is terminated because of death or disability, the option or SAR may be exercised, subject to the expiration date of the option or SAR, for up to one year after such termination, but only to the extent it was exercisable on the date of death or disability.

    To the extent shares related to an option Award are not issued, either because the Award is forfeited or expires, or because shares are used to satisfy the exercise price or tax withholding, then the number of shares not so issued will again be available for Awards under the 1998 Plan. Any SARs which are forfeited or expire prior to exercise will again be available for Awards under the 1998 Plan.

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------------------------------------------------------------------------
Modification and Termination
------------------------------------------------------------------------

    Like the Company's earlier stock option plans, the 1998 Plan provides for adjustment in the number and class of shares available for Awards subject to the 1998 Plan, the annual maximum number of shares for which Awards may be made to an individual, and to the number, class of and the exercise prices of shares subject to outstanding Awards granted thereunder, in the event of a stock dividend, stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, acquisition or other change in the capital structure of the Company.

    The Board of Directors may at any time terminate the 1998 Plan or amend it subject to any requirement of stockholder approval imposed by applicable law, rule or regulation. No amendment or termination of the 1998 Plan by the Board of Directors may adversely affect any Award previously granted under the 1998 Plan without the consent of the participant.

------------------------------------------------------------------------
Federal Income Tax Consequences
------------------------------------------------------------------------

    The following is a brief summary of the principal federal income tax consequences under current federal income tax laws relating to Awards under the 1998 Plan. This summary is not intended to be exhaustive and, among other things, does not describe state or local tax consequences.

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    In general, a participant will be subject to tax at the time a non-qualified option or SAR Award is exercised (but not at the time of grant). He or she will include in ordinary income in the taxable year in which he or she exercises a non-qualified option or SAR an amount equal to, in the case of a non-qualified option, the difference between the exercise price and the fair market value of the shares acquired on the date of exercise or, in the case of an SAR, the cash received. The Company will generally be entitled to deduct such amounts for federal income tax purposes, except as such deductions may be limited by Section 162(m) of the Code ("Section 162(m)") as described below. Upon disposition of shares, the appreciation (or depreciation) after the date of exercise will be treated by the participant as either short-term or long-term capital gain (or loss), and the applicable tax rate will be determined, depending on whether the shares have been held for the then-required holding period.

    In general, a participant will not be subject to tax at the time an incentive option Award is granted or exercised. However, the excess, if any, of the fair market value of the shares acquired pursuant to such exercise over the exercise price is an adjustment for the purpose of computing the alternative minimum tax, unless such shares are disposed of in a "Disqualifying Disposition" (as defined below) in the year of exercise. The alternative minimum tax applies only if it is greater than a taxpayer's regular tax liability. Upon disposition of the shares acquired upon exercise of an incentive option Award, long-term capital gain or loss will be recognized in an amount equal to the difference between the disposition price and the exercise price, provided that the participant has not disposed of the shares within two years of the date of grant or within one year from the date of exercise. The capital gains tax rate applied will depend upon the participant's holding period. If the participant disposes of the shares without satisfying both holding period requirements (a "Disqualifying Disposition"), the participant will recognize ordinary income at the time of such Disqualifying Disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the shares on the date the incentive option Award was exercised or the date of sale. Any remaining gain or loss is treated as short-term or long-term capital gain or loss depending upon how long the shares have been held. The Company is not entitled to a tax deduction upon either the exercise of an incentive option Award or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income in a Disqualifying Disposition and then only to the extent that such deduction is not limited by Section 162(m).

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    If the participant pays the exercise price, in full or in part, with previously acquired shares, the exchange will not affect the tax treatment of the exercise. However, if such exercise is effected using shares previously acquired through the exercise of an incentive option Award, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

    The federal income tax deduction which the Company may take for otherwise deductible compensation payable to executive officers who are treated as Named Executive Officers in the Company's Proxy Statement for such year will be limited by Section 162(m) to $1,000,000. The deduction limit on compensation will apply to all compensation, except compensation deemed under Section 162(m) to be "performance-based" and certain compensation related to retirement and other employee benefit plans. The determination of whether compensation related to the 1998 Plan is performance-based for purposes of Section 162(m) will be dependent upon a number of factors, including stockholder approval of the 1998 Plan and the exercise price at which options and SARs are granted. Section 162(m) also prescribes certain limitations and procedural requirements in order for compensation to qualify as performance-based. Although the Company has structured the 1998 Plan to satisfy the requirements of Section 162(m) with regard to its "performance-based" criteria, there is no assurance Awards thereunder will so satisfy such requirements, and accordingly, the Company may be limited in the deductions it may take with respect to Awards under the 1998 Plan.

------------------------------------------------------------------------
Approval of the Plan
------------------------------------------------------------------------

    The Board of Directors recommends that stockholders vote FOR approval of the 1998 Plan. A majority vote of the shares represented in person or by proxy at the Annual Meeting is required to approve the 1998 Plan.

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------------------------------------------------------------------------
Selection of Auditors
------------------------------------------------------------------------

    The Company has selected Ernst & Young LLP, independent auditors, as the Company's independent auditors in 1998, as it did for 1997. A representative of Ernst & Young LLP is expected to be present at the meeting to answer appropriate questions and, if the representative so desires, to make a statement.

------------------------------------------------------------------------
Other Matters
------------------------------------------------------------------------

    Management knows of no other matters which will be brought before the meeting, but if such matters are properly presented, the proxies solicited hereby will be voted in accordance with the judgment of the persons holding such proxies.

------------------------------------------------------------------------
Cost of Solicitation
------------------------------------------------------------------------

    This proxy is solicited by the Board of Directors, and the cost of solicitation will be paid by the Company. Additional solicitation may be made by mail, personal interview, telephone and/or facsimile by Company personnel, who will not be additionally compensated therefor. The cost of any such additional solicitation will be borne by the Company.

------------------------------------------------------------------------
Stockholder Proposals
------------------------------------------------------------------------

    For inclusion in the Company's proxy statement and form of proxy with respect to the 1999 Annual Meeting of Stockholders, any proposals of stockholders must be received by the Secretary of the Company no later than November 16, 1998.

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    To nominate one or more directors for consideration at the 1999
Annual Meeting of Stockholders, a stockholder must provide notice of the intent to make such nomination or nominations by personal delivery or by mail to the Secretary of the Company no later than November 16, 1998. The Company's bylaws set specific requirements that such written notice must satisfy. Copies of those requirements will be sent to any stockholder upon written request.

By Order of the Board of Directors,

Carol Coghlan Gavin
Secretary

March 16, 1998

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------------------------------------------------------------------------
APPENDIX
------------------------------------------------------------------------

Appendix 1.     Proxy Card

Appendix 2.     Tellabs, Inc. 1998 Stock Option Plan

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                               Appendix 1
                               ----------

                                 PROXY
               4951 Indiana Avenue, Lisle, Illinois 60532
           This Proxy is Solicited By the Board of Directors

    The undersigned stockholder(s) of Tellabs, Inc., a Delaware corporation, does (do) hereby constitute and appoint Peter A. Guglielmi and Carol Coghlan Gavin, and each of them, the true and lawful attorney(s) of the undersigned with full power of substitution, to appear and act as the proxy or proxies of the undersigned at the Annual Meeting of Stockholders of said corporation to be held at the Holiday Inn Naperville, 1801 Naper Boulevard, Naperville, Illinois 60563, on Wednesday, April 15, 1998, at 2:00 p.m., and at any adjournment thereof, and to vote all the shares of said corporation standing in the name of the undersigned, or which the undersigned may be entitled to vote, as fully as the undersigned might or could do if personally present, as set forth herein.

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR the election of directors and FOR the approval of the 1998 Stock Option Plan.

     (Please mark this proxy, date and sign it on the reverse side hereof and return it in the enclosed envelope.)

            (Continued and to be signed on the reverse side)

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

                             TELLABS, INC.

           PLEASE MARK VOTE IN SQUARE IN THE FOLLOWING MANNER
                        USING DARK INK ONLY. (X)

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                  "FOR" EACH OF THE LISTED PROPOSALS.

1.   Election of two directors--        FOR    WITHHELD    FOR ALL Except the following Nominee
     Nominees:  Michael J. Birck and    ( )    ( )         ( ) ________________________________
     Frederick A. Krehbiel

2.   Approval of the 1998 Stock         FOR    AGAINST     ABSTAIN
     Option Plan                        ( )    ( )         ( )

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.


Please sign name exactly as imprinted (do not print). Please indicate any change in address.

NOTE: Executors, administrators, trustees and others signing in a representative capacity should indicate the capacity in which they sign. If shares are held jointly, EACH stockholder should sign.

Dated:  ___________________, 1998

________________________________________________________________________
________________________________________________________________________
Signature of stockholder(s)

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                               Appendix 2
                               ----------

                             TELLABS, INC.
                         1998 STOCK OPTION PLAN

                               Article 1.

                Establishment, Objectives, and Duration

1.1    Establishment of the Plan.
       -------------------------
       Tellabs, Inc., a Delaware corporation (hereinafter referred to as the "Company"), hereby establishes the incentive compensation plan to be known as the Tellabs, Inc. 1998 Stock Option Plan (hereinafter referred to as the "Plan").

       Subject to approval by the Company's stockholders, the Plan shall become effective as of January 21, 1998 (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

1.2    Purpose of the Plan.
       -------------------
       The purpose of this Plan is to benefit the Company and its subsidiaries and affiliated companies by enabling the Company to offer to certain present and future executives and key personnel stock-based incentives and other equity interests in the Company, thereby giving them a stake in the growth and prosperity of the Company and encouraging the continuance of their services with the Company or its subsidiaries or affiliated companies.

1.3    Duration of the Plan.
       --------------------
       The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 11 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions.

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                               Article 2.

                              Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

"Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options or Stock
Appreciation Rights.

"Award Date" means the date an Award is granted to the Participant.

"Award Agreement" means a writing provided by the Company to each Participant setting forth the terms and provisions applicable to Awards granted under this Plan. The Participant's acceptance of the terms of the Award Agreement shall be evidenced by his or her continued employment without written objection before any exercise or payment of the Award. If the Participant objects in writing, the grant of the Award shall be revoked. "Board" or "Board of Directors" means the Board of Directors of the Company.

"Change in Control" of the Company shall be deemed to occur when and only when the first of the following events occurs:

(a) Any person becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding voting securities and a majority of the Incumbent Board (as defined below) does not approve the acquisition before the acquisition occurs; or

(b) Members of the Incumbent Board cease to constitute a majority of the Board.

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    Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred pursuant to clause (a) above solely because 20% or more of the combined voting power of the Company's then outstanding securities is acquired by (A) one or more employee benefit plans maintained by the Company or any of its subsidiaries, or (B) by any person who, as of the Effective Date of this Plan, was a beneficial owner of 10% or more of the combined voting power of the Company's outstanding securities as of such Effective Date. The terms "person" and "beneficial owner" shall have the meanings set forth in Sections 3(a) and 13(d) of the Exchange Act and in the regulations promulgated thereunder; the term "Incumbent Board" shall mean (A) the members of the Board of Directors on the Effective Date of this Plan and (B) any individual who becomes a member of the Board of Directors after the Effective Date, if his or her election or nomination for election as a director was approved by the affirmative vote of a majority of the then Incumbent Board.

"Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation thereto.

"Committee" means the Committee as specified in Article 3 herein appointed by the Board to administer the Plan with respect to grants of Awards.

"Common Stock" means the common stock of the Company.

"Company" means Tellabs, Inc., a Delaware corporation, as well as any successor to such entity as provided in Article 13 herein.

"Director" means any individual who is a member of the Board of Directors of the Company.

"Disability" shall have the meaning ascribed to such term in the Participant's governing long-term disability plan. If no long-term disability plan is in place with respect to a Participant, then with respect to that Participant, Disability shall mean: for the first 24 months of disability, that the Participant is unable to perform his or her job; thereafter, that the Participant is unable to perform any and every duty of any gainful occupation for which the Participant is reasonably suited by training, education or experience.

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"Effective Date" shall have the meaning ascribed to such term in Section
1.1 hereof.

"Employee" means any employee of the Company or any Subsidiary, and any individual who has accepted employment with the Company or any Subsidiary.

"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

"Fair Market Value" shall mean an amount equal to the closing price on the applicable date for sales of shares of Common Stock made and reported through the National Market System of the National Association of Securities Dealers, Inc. or such national stock exchange on which the Common Stock may then be listed and which constitutes the principal market for the Common Stock, or, if no sales of Common Stock shall have been reported with respect to that date, on the next preceding date with respect to which sales were reported.

"Freestanding SAR" means an SAR that is granted independently of any Options, as described in Article 7 herein.

"Incentive Stock Option" or "ISO" means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code
Section 422.

"Nonqualified Stock Option" or "NQSO" means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

"Option" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.

"Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

"Participant" means any individual who has outstanding an Award granted under the Plan.

"Shares" means shares of Common Stock of the Company.

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"Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 herein.

"Subsidiary" means any Company, partnership, joint venture, affiliate, or other entity in which the Company is the direct or indirect beneficial owner of not less than 20% of all issued and outstanding equity interests.

"Tandem SAR" means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be forfeited).


                               Article 3.

                             Administration

3.1    The Committee.
       -------------
       The Plan shall be administered by the Compensation Committee of the Board, or by any other Committee appointed by the Board. If and to the extent that no Committee exists that has the authority to administer the Plan, the functions of the Committee shall be exercised by the full Board.

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3.2    Authority of the Committee.
       --------------------------
       Except as limited by law or by the certificate of incorporation or bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select Employees and others who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 11 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate the authority granted to it herein.

3.3    Decisions Binding.
       -----------------
       All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

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                               Article 4.

             Shares Subject to the Plan and Maximum Awards

4.1    Shares Available for Awards.
       ---------------------------
       The aggregate number of Shares which may be delivered for purposes of this Plan with respect to Awards shall not exceed 8,000,000 Shares (subject to adjustment as provided in Section 4.3), which may be either authorized and unissued Shares or Shares held in or acquired for the treasury of the Company. Of the aggregate number of Shares, up to all of such Shares may be issued with respect to Incentive Stock Option Awards or Nonqualified Stock Option awards. In addition, up to an aggregate of 1,000,000 Freestanding SARs may be granted under the Plan.

       Upon a cancellation, termination, expiration, forfeiture, or lapse for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Options, or the termination of a related Option upon exercise of the corresponding Tandem SAR) of any Award, then the number of Shares or SARs covered by the Award shall not be deemed to have been delivered or used for purposes of determining the maximum number of Shares which may be delivered or Freestanding SARs which may be granted under the Plan. Upon payment of an Option Price with previously-acquired shares and/or payment of any taxes arising upon exercise of an Option with previously acquired Shares or by withholding Shares which otherwise would be acquired on exercise, then only the number of Shares issued net of the number of Shares tendered or withheld shall be deemed delivered for purposes of determining the maximum number of Shares which may be delivered under the Plan.

4.2    Individual Participant Limitations.
       ----------------------------------
       The following rules shall apply to grants of Awards under the
       Plan:

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       (a) Subject to adjustment as provided in Section 4.3 herein and subsection (b) below, the maximum aggregate number of Shares which may be issuable under Option Awards and used for reference purposes for Awards of Freestanding SARs that may be granted in any one fiscal year to a Participant shall be 100,000.

       (b) Notwithstanding the foregoing and subject to adjustment as provided in Section 4.3 herein, the maximum aggregate number of Shares which may be issuable under Option Awards and used for reference purposes for Awards of Freestanding SARs that may be granted to a Participant in the first fiscal year of the Participant's employment with the Company shall be 250,000.

4.3    Adjustments in Authorized Shares.
       --------------------------------
       In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares available for Awards, the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan and the number of Shares set forth in Sections 4.1 and 4.2, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

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                               Article 5.

                     Eligibility and Participation

5.1    Eligibility.
       -----------
       Persons eligible to participate in this Plan include all officers and other Employees of the Company and its Subsidiaries, as determined by the Committee, including Employees who are members of the Board and Employees who reside in countries other than the United States of America. The Committee may, at its discretion, permit the participation in the Plan by those individuals who have accepted employment with the Company or a Subsidiary, but as of the date of their initial Awards have not yet commenced employment; provided, however, that in no event shall an ISO be granted to any Employee prior to the date such Employee commences employment with the Company or a Subsidiary.

5.2    Actual Participation.
       --------------------
       Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees as described in
       Section 5.1 hereinabove those to whom Awards shall be granted and shall determine the nature and amount of each Award.

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                               Article 6.

                             Stock Options

6.1    Grant of Options.
       ----------------
       Subject to the terms and provisions of the Plan, Options may be granted to one or more Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. The Committee may grant Nonqualified Stock Options or Incentive Stock Options; provided, however, that
       (a) no ISO may be granted more than ten years after the Effective Date of the Plan, (b) the Option Price with respect to any ISO granted to a Participant who is a 10% stockholder within the meaning of Section 422 of the Code shall be not less than 110% of the Fair Market Value of the Shares on the date of grant and such ISO shall not be exercisable after the expiration of five years from the date of grant, and (c) the aggregate Fair Market Value (determined on the date the ISO is granted) of the Shares subject to each installment becoming exercisable for the first time in any calendar year under ISOs granted under all plans of the Company and any Subsidiary, including this Plan, to a Participant shall not exceed $100,000 (provided, that to the extent that the aggregate Fair Market Value (determined on the date of grant of the ISO) of the Shares subject to ISOs becoming exercisable for the first time in a calendar year exceeds $100,000 due to the acceleration of the exercisability of such installments or otherwise, that portion of the ISOs (determined by taking ISOs into account in the order in which they were granted) in excess of such $100,000 amount shall be treated as Nonqualified Stock Options). The Committee shall have complete discretion in determining the number of Options granted to each Participant (subject to Article 4 herein).

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6.2    Option Agreement.
       ----------------
       Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement with respect to the Option also shall specify whether the Option is intended to be an ISO within the meaning of Code Section 422, or an NQSO whose grant is intended not to fall under the provisions of Code Section 422.

6.3    Option Price.
       ------------
       The Committee shall designate the Option Price for each grant of an Option under this Plan which Option Price shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted, and which Option Price may not be subsequently changed by the Committee except pursuant to Section 4.3 hereof or to the extent provided in the Award Agreement.

6.4    Duration of Options.
       -------------------
       Each Option granted to an Employee shall expire at such time as the Committee shall determine at the time of grant; provided, however, that unless otherwise designated by the Committee at the time of grant, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

6.5    Exercise of Options.
       -------------------
       Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. Unless the Award Agreement executed by the Participant expressly provides otherwise, the Options shall be exercisable in accordance with the following schedule:

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       Years After              Exercisable Percentage
       Award Date               of Shares
       ------------------       ----------------------
             Less than  1                 0%
       1 but less than  2                25%
       2 but less than  3                50%
       3 but less than  4                75%
       4 but less than 10               100%

6.6    Notice of Exercise and Payment.
       ------------------------------
       Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full either:

       (a) in cash or its equivalent (including for this purpose, the proceeds from a cashless exercise as permitted under Federal Reserve Board's Regulation T),

       (b) by tendering (either actually or by attestation of ownership) previously acquired Shares (Shares acquired on the open market or which have been held for at least six months) having an aggregate Fair Market Value at the time of exercise equal to the total Option Price,

       (c) by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law, or

       (d) by any combination of (a), (b), and/or (c).

       As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

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6.7    Restrictions on Share Transferability.
       -------------------------------------
       The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

6.8    Termination of Employment.
       -------------------------
       In the event a Participant ceases to be an Employee for any reason prior to the occurrence of a Change in Control (as described in Article 2), any Option or unexercised portion thereof granted under this Plan may be exercised, to the extent such Option would have been exercisable by the Participant hereunder on the date on which the Participant ceased to be an Employee, within three months of such date, but in no event later than the date of expiration of the term of the Option. In the event a Participant ceases to be an Employee for any reason following the occurrence of a Change in Control (as described in Article 2), any Option or unexercised portion thereof granted under this Plan may be exercised, to the extent such Option would have been exercisable by the Participant hereunder on the date on which the Participant ceased to be an employee, within seven months of such date (provided, that any ISO exercised after the expiration of three months following such termination of employment shall be treated as an NQSO), but in no event later than the date of expiration of the term of the Option. In the event of the death or disability (as defined in Section 22(e)(3) of the Code) of the Participant while an Employee of the Company or any of its subsidiaries or within not more than three months after the date on which the Participant ceases to be an Employee, any Option or unexercised portion thereof may be exercised, to the extent exercisable at the date of such death or disability, by the Participant's personal representatives, heirs or legatees at any time prior to one year after the date on which the Participant ceased to be an Employee, but in no event later than the date of the expiration of the term of the Option (provided that any ISO which is exercised after the expiration of three months following the cessation of employment for any reason other than disability or one year after the date of termination of employment due to disability, shall be treated as an NQSO).

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6.9    Limited Transferability of Options.
       ----------------------------------
       Except as provided below, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of the Options (other than Incentive Stock Options) granted to a Participant to be on terms which permit transfer by such Participant to:

       (a) the spouse, children or grandchildren of the Participant ("Immediate Family Members");

       (b) a trust or trusts for the exclusive benefit of such Immediate Family Members, or;

       (c) a partnership in which such Immediate Family Members are the only partners, provided that:

           (i)   there may be no consideration for any such transfer;

           (ii) the Award Agreement pursuant to which such Options are granted expressly provides for transferability in a manner consistent with this Section 6.9; and

           (iii) subsequent transfers of transferred Options shall be prohibited except those in accordance with Article 8.

       Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Article 8 hereof the term "Participant" shall be deemed to refer to the transferee. The provisions of Article 6 relating to the period of exercisability and expiration of the Option shall continue to be applied with respect to the original Participant, and the Options shall be exercisable by the transferee only to the extent, and for the periods, set forth in said Article 6.

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                               Article 7.

                       Stock Appreciation Rights

7.1    Grant of SARs.
       -------------
       Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR. The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. The Committee shall designate, at the time of grant, the grant price of a Freestanding SAR which grant price shall at least equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option. Grant prices of SARs shall not subsequently be changed by the Committee except pursuant to Section 4.3 hereof.

7.2    Exercise of Tandem SARs.
       -----------------------
       Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

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7.3    Exercise of Freestanding SARs.
       -----------------------------
       Freestanding SARs granted under this Article 7 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. Unless the Award Agreement executed by the Participant expressly provides otherwise, the Freestanding SARs shall be exercisable in accordance with the following schedule:

       Years After              Exercisable Percentage
       Award Date               of SARs
       ------------------       ----------------------
             Less than  1                 0%
       1 but less than  2                25%
       2 but less than  3                50%
       3 but less than  4                75%
       4 but less than 10               100%

7.4    SAR Agreement.
       -------------
       Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

7.5    Duration of SARs.
       ----------------
       Each SAR granted to an Employee shall expire at such time as the Committee shall determine at the time of grant; provided however, that unless otherwise designated by the Committee at the time of grant, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant.


7.6    Notice of Exercise and Payment of SAR Amount.
       --------------------------------------------
       An SAR granted under this Article 7 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the SAR is to be exercised. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

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       (a) The excess of the Fair Market Value of a Share on the date of exercise over the grant price; by

       (b) The number of Shares with respect to which the SAR is exercised.

       At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

7.7    Termination of Employment.
       -------------------------
       In the event a Participant ceases to be an Employee for any reason prior to the occurrence of a Change in Control (as described in Article 2), any SAR or unexercised portion thereof granted under this Plan may be exercised, to the extent such SAR would have been exercisable by the Participant hereunder on the date on which the Participant ceased to be an Employee, within three months of such date, but in no event later than the date of expiration of the term of the SAR. In the event a Participant ceases to be an Employee for any reason following the occurrence of a Change in Control (as described in Article 2), any SAR or unexercised portion thereof granted under this Plan may be exercised, to the extent such SAR would have been exercisable by the Participant hereunder on the date on which the Participant ceased to be an Employee, within seven months of such date, but in no event later than the date of expiration of the term of the SAR. In the event of the death or disability (as defined in Section 22(e)(3) of the Code) of the Participant while an Employee or within not more than three months after the date on which the Participant ceases to be an Employee, any SAR or unexercised portion thereof may be exercised, to the extent exercisable at the date of such death or disability, by the Participant's personal representatives, heirs or legatees at any time prior to one year after the date on which the Participant ceased to be an Employee, but in no event later than the date of the expiration of the term of the SAR.

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7.8    Nontransferability of SARs.
       --------------------------
       Except as otherwise provided in a Participant's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution without the express written consent of the Committee. Further, except as otherwise provided in a Participant's Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.


                               Article 8.

                        Beneficiary Designation

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Secretary of the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

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                               Article 9.

                          Rights of Employees

9.1    Employment.
       ----------
       Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary.

       For purposes of this Plan, absence from employment because of illness, vacation, approved leaves of absence, and transfers of employment among the Company and its Subsidiaries, shall not be considered to terminate employment or to interrupt continuous employment.

9.2    Participation.
       -------------
       No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.


                              Article 10.

                           Change in Control

Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges any and all Options and SARs granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term.

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                              Article 11.

                Amendment, Modification, and Termination

11.1   Amendment, Modification, and Termination.
       ----------------------------------------
       The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part, subject to any requirement of stockholder approval imposed by applicable law, rule or regulation.

11.2   Awards Previously Granted.
       -------------------------
       No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.


                               Article 12

                              Withholding

12.1   Tax Withholding.
       ---------------
       The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

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12.2   Share Withholding.
       -----------------
       With respect to withholding required upon the exercise of Options or SARs, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which would be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.


                              Article 13.

                               Successors

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect merger, consolidation, purchase of all or substantially all of the business and/or assets of the Company or otherwise.


                              Article 14.

                           Legal Construction

14.1   Gender and Number.
       -----------------
       Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

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14.2   Severability.
       ------------
       In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

14.3   Requirements of Law.
       -------------------
       The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

14.4   Securities Law Compliance.
       -------------------------
       Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

14.5   Governing Law.
       -------------
       To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.